Summary Prospectus
March 1, 2022

Hartford Schroders Emerging Markets Equity Fund
Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
SEMVX	HHHCX	SEMNX	HHHRX	HHHSX	HHHTX	HHHYX	HHHFX	SEMTX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated March 1, 2022, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.19%	0.13%	0.22%	0.26%	0.21%	0.16%	0.15%	0.04%	0.04%
Total annual fund operating expenses	1.45%	2.14%	1.23%	1.77%	1.47%	1.17%	1.16%	1.05%	1.05%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$983	$1,299	$2,190
C	$317	$670	$1,149	$2,472
I	$125	$390	$676	$1,489
R3	$180	$557	$959	$2,084
R4	$150	$465	$803	$1,757
R5	$119	$372	$644	$1,420
Y	$118	$368	$638	$1,409
F	$107	$334	$579	$1,283
SDR	$107	$334	$579	$1,283
If you did not redeem your shares:
C	$217	$670	$1,149	$2,472
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its assets in equity securities of “emerging market” companies. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), currently consider emerging market companies to be issuers listed or domiciled in, deriving more than 50% of their revenues or profits from, or having more than 50% of their assets in emerging markets. Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that the Fund’s Sub-Advisers consider to be emerging market countries based on their evaluation of their level of economic development or the size and experience of their securities markets.
The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country weights of the Fund’s benchmark index along with their quantitative country allocation model as a guide when making allocation decisions. As a result of this analysis, the Fund may invest more than 25% of its assets in securities of companies located in China. Securities of companies located in China include China H-shares and China A-shares, among others. The Fund invests in countries and companies that the Sub-Advisers believe offer the potential for capital growth. The Sub-Advisers consider bottom-up factors in evaluating investment opportunities. These factors include a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock (or units of ordinary and preference shares), and depositary receipts. The Fund may invest in companies of any size market capitalization, but tends to focus on mid to large cap companies. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.

Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
China Investments Risk –  China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.

Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Depositary Receipts Risk –  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.26%	December 31, 2020
Worst Quarter Return	-23.23%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-10.57%	9.72%	5.56%
– Return After Taxes on Distributions	-10.43%	9.68%	5.57%
– Return After Taxes on Distributions and Sale of Fund Shares	-6.06%	7.89%	4.62%
Share Classes (Return Before Taxes)
Class C*	-6.93%	10.19%	5.91%
Class I	-5.10%	11.24%	6.42%
Class R3*	-5.53%	10.79%	6.19%
Class R4*	-5.32%	11.08%	6.34%
Class R5*	-5.05%	11.28%	6.44%
Class Y*	-4.98%	11.36%	6.48%
Class F**	-4.93%	11.41%	6.50%
Class SDR***	-4.97%	11.42%	6.54%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-2.54%	9.87%	5.49%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Tom Wilson, CFA	Portfolio Manager	2014
Robert Davy	Portfolio Manager	2006
James Gotto	Portfolio Manager	2006
Waj Hashmi, CFA	Portfolio Manager	2006
Nicholas Field	Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to new investors. No purchases of the Fund’s shares are allowed, except as follows: (i) purchases by shareholders of record of the Fund as of April 15, 2021 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford mutual funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford mutual funds, through participation in broker/dealer wrap fee programs (i.e., certain approved broker/dealer wrap fee programs can place new shareholders into the Fund); (iv) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (v) purchases by Hartford Funds’ fund of funds; (vi) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before April 15, 2021; (vii) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients; (viii) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; and (ix) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of the Sub-Advisers, and directors of The Hartford Mutual Funds II, Inc. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

8 March 1, 2022 MFSUM-SCHEME_03012022